Exhibit 10.4

SECOND AMENDMENT TO THE
OPERATING AND SERVICES AGREEMENT

         THIS SECOND AMENDMENT (“Second Amendment”) to the OPERATING AND SERVICES AGREEMENT (the “Original Agreement”), is made as of this 1st day of January 2002, by and between Riggs Bank N.A. (“Riggs”), and RCP Investments, L.P. (“Investment Company I”) and RCP Investments II, LLC (“Investment Company II). Riggs, Investment Company I and Investment Company II are herein collectively referred to as the “parties.”

RECITALS

A.	The parties entered into the First Amendment (the “First Amendment”) to the Original Agreement as of December 1, 2000.

B.	The Parties wish to further amend the Original Agreement to replace Investment Company I and Investment Company II as the management companies for Riggs Capital Partners, LLC (“Fund I”) and Riggs Capital Partners II, LLC (“Fund II”) with a new management company named RCP Ventures Management Inc., which will provide the services presently provided by Investment Company I and Investment Company II.

C.	RCP Ventures Management Inc. has executed an Agreement of Joinder of even date herewith whereby RCP Ventures Management Inc. has acknowledged and agreed to be bound by the terms of the Original Agreement and the First Amendment thereto.

         NOW, THEREFORE, Riggs, Investment Company I and Investment Company II, in consideration of the foregoing and the covenants and agreements hereinafter set forth, do hereby agree as follows:

1.	The definition of “Management Company” in the preamble to the Original Agreement is hereby revised by removing “RCP Investments, L.P.” and “RCP Investments II, LLC” and inserting in their place “RCP Ventures Management Inc.”

2.	. Except as specifically provided herein, the Original Agreement and the First Amendment shall remain in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which shall constitute a single instrument. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

(Signatures are on next page.)

RIGGS BANK N.A.	RCP INVESTMENTS, L.P.

By: /s/ Steven Tamburo Steven Tamburo Chief Financial Officer	By:	/s/ J. Carter Beese, Jr. J. Carter Beese, Jr. General Partner

RCP INVESTMENTS II, LLC

	By:	/s/ J. Carter Beese, Jr.

J. Carter Beese, Jr., Managing Director

JOINDER TO
THE OPERATING AND SERVICES AGREEMENT OF
RIGGS CAPITAL PARTNERS, LLC
AND
RIGGS CAPITAL PARTNERS II, LLC

         Concurrently with the execution of the Second Amendment to the Operating and Services Agreement (the “Services Agreement”) of Riggs Capital Partners, LLC and Riggs Capital Partners II, LLC, RCP Ventures Management Inc. has executed this Joinder thereto.

WITNESSTH

         WHEREAS, RCP Ventures Management Inc. was formed to provide certain investment and management services to Riggs Capital Partners, LLC (“Fund I”) and Riggs Capital Partners II, LLC (“Fund II”) in exchange for equitable compensation;

         WHEREAS, the above mentioned investment and management services have been provided prior to the execution of this Joinder to Fund I by RCP Investments, LLC (“Investments I”) and Fund II by RCP Investments II, LLC (“Investments II”);

         WHEREAS, the members of Fund I, being Riggs National Corporation and Investments I, who are the parties to the Operating Agreement dated as of November 30, 1999, the First Amendment thereto dated December 1, 2000 and the Second Amendment thereto dated March 31, 2001, have concurrently with the execution of this Joinder, executed the Third Amendment to the Operating Agreement, which designated RCP Ventures Management Inc. as the Investment Advisor (as that term is defined in such agreement) to Fund I;

         WHEREAS, the members of Fund II, being Riggs National Corporation and Investments II, who are the parties to the Operating Agreement dated as of October 1, 2000, have concurrently with the execution of this Joinder, executed the First Amendment to the Operating Agreement, which designated RCP Ventures Management Inc. as the Investment Advisor (as that term is defined in such agreement) to Fund II;

         WHEREAS, Fund I and Investments I, who are the parties to the Investment and Management Agreement dated as of December 1, 2000, have concurrently herewith executed the First Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement) for Fund I and concurrently herewith RCP Ventures Inc. executed a Joinder to such Investment and Management Agreement;

         WHEREAS, Fund II and Investments II, who are the parties to the Investment and Management Agreement dated as of December 1, 2000, have concurrently herewith executed the First Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement) for Fund II, and concurrently herewith RCP Ventures Management Inc. executed a Joinder to such Investment and Management Agreement; and

         WHEREAS, Riggs Bank N.A. and Investments I, who are parties to the Operating and Services Agreement dated as of December 1, 2000, and along with Investments II are parties to the First Amendment thereto dated as of December 1, 2000, have all concurrently herewith executed the Second Amendment to such agreement which designated RCP Ventures Management Inc. as the Management Company (as that term is defined in such agreement).

         NOW THEREFORE, in consideration of the actions taken that are listed above and the premises hereinafter set forth:

         The undersigned, RCP Ventures Management Inc., hereby executes this Joinder and in so doing agrees to be bound by the terms and conditions applicable to the Management Company (as that term is defined in the Operating and Services Agreement and the amendments thereto) and shall for such purposes be deemed a party to the Operating and Services Agreement and the amendments thereto.

Dated: January 1, 2002

RCP Ventures Management Inc.

By:	/s/ J. Carter Beese, Jr. J. Carter Beese, Jr. Chairman & Chief Executive Officer

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